UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 20, 2022, Knightscope, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of Case Emergency Systems, a California corporation (the “Seller”), pursuant to an Asset Purchase Agreement (the “APA”) between the Company and the Seller.

Upon completion of the Acquisition, the Company purchased and assumed from the Seller substantially all the assets and certain specified liabilities of the Seller’s emergency call box and communications business, subject to the terms and conditions set forth in the APA.

The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of the Seller and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the Seller as of and for the year ended December 31, 2021 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The unaudited interim financial statements of the Seller as of and for the six months ended June 30, 2022 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, giving effect to the Acquisition, which includes the (i) unaudited pro forma condensed combined balance sheet as of June 30, 2022 and (ii) unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021, are attached as Exhibit 99.3 to this Current Report Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Cashuk, Wiseman, Goldberg, Birnbaum and Salem, LLP.
99.1	Audited financial statements of Case Emergency Systems as of and for the year ended December 31, 2021.
99.2	Unaudited interim financial statements of Case Emergency Systems as of and for the six months ended June 30, 2022.
99.3	Unaudited pro forma condensed combined financial statements of Knightscope, Inc. as of and for the six months ended June 30, 2022 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: December 28, 2022	By:	/s/ Mallorie Burak
	Name:	Mallorie Burak

	Title:	Chief Financial Officer